Legend: [***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 3 TO AGREEMENT

AMENDMENT ("Amendment") dated as of August 5th, 2023 ("Amendment Effective Date") between Fiserv Solutions, LLC, a Wisconsin limited liability company with offices located at 255 Fiserv Drive, Brookfield, Wisconsin 53045 ("Fiserv"), and Heartland Financial USA, Inc., with offices located at 1398 Central Ave, Dubuque, IA 52001-5021 ("Client"), to the Master Agreement dated July 1, 2021 between Fiserv and Client (as amended through the date hereof, the "Agreement").

WHEREAS, Fiserv and Client entered into the Agreement for Fiserv's provision of various Services and Products to Client;

WHEREAS, the Agreement included Axiom Services ("Axiom Services") under the Axiom Services Attachment to Intelligent Workplace Platform Services Schedule to the ASP Services Exhibit ("Axiom Schedule"); and

WHEREAS, the parties desire to terminate the Axiom Schedule in accordance with this Amendment.

NOW, THEREFORE, Fiserv and Client hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned them in the Agreement.

Termination of Axiom Services. The parties agree that the Axiom Services, as provided under the Axiom Schedule, shall be terminated as of the Amendment Effective Date herein. [***]

2. Amendment. This Amendment is intended to be a modification of the Agreement. Except as expressly modified herein, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

For Client: HEARTLAND FINANCIAL USA, INC.,		For Fiserv: FISERV SOLUTIONS, LLC	
By:		By:	
Name:		Name:	Michael Cardell
Title:		Title:	Authorized Signatory
Date:		Date:	

Heartland Financial Usa, Inc.-00730623.0

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